EXHIBIT 99.1

Alignment Healthcare Reports Third Quarter 2024 Results

  Reports $692.4 million in total revenue, up 51.6% year-over-year
  Increases Medicare Advantage membership, up 57.7% year-over-year to approximately 182,300 members, beating third-quarter and year-end expectations
  One of seven Medicare Advantage Prescription Drug contracts nationally to earn 5- out of 5 stars from the Centers for Medicare & Medicaid Services (CMS), with 98% of company’s Medicare Advantage members in plans rated 4-stars or higher for 2025
  Raises year-end health plan membership and revenue guidance, narrows full-year adjusted gross profit and adjusted EBITDA guidance

ORANGE, Calif., Oct. 29, 2024 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its third quarter ended Sept. 30, 2024.

“Alignment Healthcare’s excellent third-quarter results set us apart in Medicare Advantage, proving that we can do well by doing good,” said John Kao, founder and CEO. “A cornerstone of our success is the virtuous cycle of delivering high-quality care while effectively managing costs. This philosophy has resulted in the stars, growth and profitability outcomes we achieved in the third quarter. As CMS continues to focus on the Triple Aim, we are confident we have the right platform to provide the best care at the lowest cost to drive long-term value for both our members and our shareholders. Alignment is Medicare Advantage done right.”

Third Quarter 2024 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Sept. 30, 2023

  Health plan membership at the end of the quarter was approximately 182,300, up 57.7% year over year
  Total revenue was $692.4 million, up 51.6% year over year. Revenue excluding ACO REACH was $692.2 million, up 62.4% year over year
  Adjusted gross profit was $80.5 million and loss from operations was $(19.5) million
    Adjusted gross profit excludes depreciation and amortization of $7.6 million and selling, general, and administrative expenses of $90.9 million (which includes $15.8 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.5 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 88.4%.
  Adjusted EBITDA was $5.9 million and net loss was $(26.4) million

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
(dollars in thousands)
Loss from operations	$(19,522)	$(29,756)	$(79,010)	$(85,904)
Add back:
Equity-based compensation (medical expenses)	1,489	1,733	3,384	6,024
Depreciation (medical expenses)	46	64	144	194
Restructuring costs (medical expenses)(1)	—	—	796	—
Depreciation and amortization(2)	7,640	5,497	20,110	15,613
Selling, general, and administrative expenses	90,871	83,089	269,246	223,696
Total add back	100,046	90,383	293,680	245,527
Adjusted gross profit	$80,524	$60,627	$214,670	$159,623

(1) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

(2) Includes $0.6 million in impairment expense related to intangible assets that were written off during the quarter.

Adjusted EBITDA is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
(dollars in thousands)
Net loss	$(26,429)	$(35,077)	$(97,007)	$(100,942)
Less: Net loss attributable to noncontrolling interest	16	30	63	134
Adjustments:
Interest expense	6,937	5,466	18,055	15,747
Depreciation and amortization(1)	7,686	5,561	20,254	15,807
Income taxes	(8)	—	14	2
Equity-based compensation(2)	17,258	13,569	54,896	51,183
Acquisition expenses(3)	14	81	26	761
Litigation costs(4)	456	1,950	1,177	1,950
(Gain) loss on ROU assets(5)	—	—	143	(289)
Gain on sale of property and equipment	(8)	$—	(8)	—
Restructuring costs(6)	—	—	2,363	—
Adjusted EBITDA	$5,922	$(8,420)	$(24)	$(15,647)

(1) Includes $0.6 million in impairment expense related to intangible assets that were written off during the quarter.

(2) Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.

(3) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(4) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.

(5) Represents gains or losses related to ROU assets that were terminated or subleased in the respective period.

(6) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Outlook for Fourth Quarter and Fiscal Year 2024

	Three Months Ending December 31, 2024		Twelve Months Ending December 31, 2024
$ Millions	Low	High	Low	High
Health Plan Membership	184,000	186,000	184,000	186,000
Revenue	663	678	2,665	2,680
Adjusted Gross Profit(1)	67	82	282	297
Adjusted EBITDA(2)	(10)	5	(10)	5

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/dh2kdfjr. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health’s mission-focused team makes high-quality, low-cost care a reality for its Medicare Advantage members every day. Based in California, the company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter and year ending December 31, 2024. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)

	September 30, 2024	December 31, 2023
Assets
Current Assets:
Cash and cash equivalents	$340,300	$202,904
Accounts receivable (less allowance for credit losses of $123 at September 30, 2024 and $0 at December 31, 2023)	138,852	119,749
Investments - current	40,676	115,914
Prepaid expenses and other current assets	53,779	44,970
Total current assets	573,607	483,537
Property and equipment, net	64,692	51,901
Right of use asset, net	8,124	9,959
Goodwill	34,826	34,826
Intangible Assets, net	4,550	5,252
Other assets	6,488	6,405
Total assets	$692,287	$591,880
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$297,125	$205,399
Accounts payable and accrued expenses	25,394	23,511
Accrued compensation	33,951	34,112
Current maturities of long-term debt	1,613	—
Total current liabilities	358,083	263,022
Long-term debt, net of current maturities and debt issuance costs	210,386	161,813
Long-term portion of lease liabilities	8,191	8,974
Total liabilities	576,660	433,809
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of September 30, 2024 and December 31, 2023, respectively; no shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 191,595,786 and 188,951,643 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	191	189
Additional paid-in capital	1,091,561	1,037,015
Accumulated deficit	(977,202)	(880,258)
Total Alignment Healthcare, Inc. stockholders' equity	114,550	156,946
Noncontrolling interest	1,077	1,125
Total stockholders' equity	115,627	158,071
Total liabilities and stockholders' equity	$692,287	$591,880

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Earned premiums	$684,496	$450,235	$1,980,146	$1,341,924
Other	7,937	6,474	22,174	16,319
Total revenues	692,433	456,709	2,002,320	1,358,243
Expenses:
Medical expenses	613,444	397,879	1,791,974	1,204,838
Selling, general, and administrative expenses	90,871	83,089	269,246	223,696
Depreciation and amortization	7,640	5,497	20,110	15,613
Total expenses	711,955	486,465	2,081,330	1,444,147
Loss from operations	(19,522)	(29,756)	(79,010)	(85,904)
Other expenses:
Interest expense	6,937	5,466	18,055	15,747
Other income, net	(22)	(145)	(72)	(711)
Total other expenses	6,915	5,321	17,983	15,036
Loss before income taxes	(26,437)	(35,077)	(96,993)	(100,940)
Provision (benefit) for income taxes	(8)	—	14	2
Net loss	$(26,429)	$(35,077)	$(97,007)	$(100,942)
Less: Net loss attributable to noncontrolling interest	16	30	63	134
Net loss attributable to Alignment Healthcare, Inc.	$(26,413)	$(35,047)	$(96,944)	$(100,808)
Total weighted-average common shares outstanding - basic and diluted	191,361,283	187,328,318	190,423,014	185,493,345
Net loss per share - basic and diluted	$(0.14)	$(0.19)	$(0.51)	$(0.54)

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)

	Nine Months Ended September 30,
	2024	2023
Operating Activities:
Net loss	$(97,007)	$(100,942)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for credit loss	123	91
Loss (gain) on right of use assets	135	(289)
Gain on sale of property and equipment	(8)	—
Depreciation and amortization	20,254	15,807
Amortization-investment discount	(2,084)	(3,349)
Amortization-debt issuance costs	978	1,037
Equity-based compensation	54,896	51,183
Non-cash lease expense	1,360	1,653
Changes in operating assets and liabilities:
Accounts receivable	(19,226)	(12,724)
Prepaid expenses and other current assets	(8,809)	(3,771)
Other assets	77	(119)
Medical expenses payable	91,726	33,299
Accounts payable and accrued expenses	2,835	(4,613)
Deferred premium revenue	(116)	146,034
Accrued compensation	(161)	7,604
Lease liabilities	(1,492)	(2,622)
Net cash provided by operating activities	43,481	128,279
Investing Activities:
Purchase of investments	(75,524)	(281,582)
Sale of property and equipment	14	—
Maturities of investments	152,755	160,735
Acquisition of property and equipment	(32,134)	(25,398)
Net cash provided by (used in) investing activities	45,111	(146,245)
Financing Activities:
Proceeds from long-term debt	50,000	—
Debt issuance costs	(512)	—
Payment of employment taxes related to release of restricted stock	(350)	—
Contributions from noncontrolling interest holders	15	60
Net cash provided by financing activities	49,153	60
Net increase (decrease) in cash	137,745	(17,906)
Cash, cash equivalents and restricted cash at beginning of period	204,954	411,299
Cash, cash equivalents and restricted cash at end of period	$342,699	$393,393
Supplemental disclosure of cash flow information:
Cash paid for interest	$15,602	$13,943
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$112	$117

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	September 30, 2024	September 30, 2023
Cash and cash equivalents	$340,300	$391,643
Restricted cash in other assets	2,399	1,750
Total	$342,699	$393,393

Non-GAAP Financial Measures
Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)
We calculate our MBR by dividing total medical expenses, excluding depreciation, equity-based compensation and clinical restructuring costs, by total revenues in a given period.

Adjusted Gross Profit
Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com